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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)--August 1, 2002

                       Plains All American Pipeline, L.P.
             (Exact name of Registrant as specified in its charter)


             DELAWARE                       0-9808              76-0582150
   (State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
of incorporation or organization)                           Identification No.)

                           333 Clay Street, Suite 1600
                              Houston, Texas 77002
                                 (713) 646-4100
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

                                       N/A
             (Former name or address, if changed since last report.)

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Item 7. Financial Statements and Exhibits

     (c) Exhibits

         99.1 Unaudited Pro Forma Consolidated Statements of Operations of Plains All American Pipeline, L.P.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PLAINS ALL AMERICAN PIPELINE, L.P.


Date: November 14, 2002            By: Plains AAP, L.P., its general partner

                                   By: Plains All American GP LLC,
                                       its general partner

                                   By: /s/ Phillip D. Kramer
                                       -----------------------------------

                                   Name:  Phillip D. Kramer
                                   Title: Executive Vice President and
                                          Chief Financial Officer (Principal
                                          Financial and Accounting Officer)

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                                Index to Exhibits

99.1 Unaudited Pro Forma Consolidated Statements of Operations of Plains All American Pipeline, L.P.


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